BLACKROCK FUNDSSM

BlackRock Exchange Portfolio

(the “Fund”)

SUPPLEMENT DATED JULY 18, 2012

TO THE PROSPECTUS DATED APRIL 27, 2012

Effective immediately, the Fund’s prospectus is hereby amended to provide that Jeffrey Lindsey, CFA, and Bryan Krause will serve as co-portfolio managers of the Fund. The following changes are made to the prospectus:

In the “Fund Overview” section, the subsection entitled “Portfolio Managers” is deleted and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Jeffrey Lindsey, CFA	2005	Managing Director of BlackRock, Inc.
Bryan Krause	2012	Director of BlackRock, Inc.

The section in the prospectus captioned “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of Exchange Portfolio” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF EXCHANGE PORTFOLIO
Exchange Portfolio is managed by a team of investment professionals. Jeffrey Lindsey, CFA, and Bryan Krause are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section in the prospectus captioned “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of Exchange Portfolio is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Jeffrey Lindsey, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2005	Managing Director of BlackRock, Inc. since 2005; Head of BlackRock’s Large Cap Growth Equity team since 2002.
Bryan Krause	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Director of BlackRock, Inc. since 2009; Portfolio Manager and Analyst for BlackRock’s Fundamental Large Cap Growth Equity team since 2002.

Shareholders should retain this Supplement for future reference.

PRO-EX-0712SUP